STARBOARD INVESTMENT TRUST

ARIN LARGE CAP THETA FUND
(the “Fund”)

Supplement dated September 1, 2022
to the Summary Prospectus, Prospectus and Statement of Additional Information each dated June 21, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be retained and read in conjunction with, the Summary Prospectus, Prospectus, and Statement of Additional Information for the Fund.

On August 11, 2022, the Board of Trustees, in consultation with the Fund’s investment advisor, Arin Risk Management, Inc., determined that the dissolution and liquidation of the Advisor Class shares of the Fund was in the best interest of the Fund and its shareholders. In accordance with the decision, the Board of Trustees has directed that (i) all of the Advisor Class shares’ portfolio securities be liquidated in an orderly manner and (ii) all outstanding shareholder accounts on September 30, 2022, be closed and the proceeds of each account sent to the shareholder’s address of record or to such other address as directed by the shareholder. As of the date of this supplement, the Fund is ceasing the sale of new Advisor Class shares and will no longer accept purchase orders. The Fund will accept redemption or conversion orders for the Advisor Class shares until September 30, 2022.
For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain additional copies of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference